United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2023
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 11, 2023, the Board of Directors (the “Board”) of Jones Lang LaSalle Incorporated (the “Company”), approved and adopted the Fourth Amended and Restated Bylaws of the Company (the “Fourth Amended and Restated Bylaws”), which became effective as of such date. The Fourth Amended and Restated Bylaws supersede and replace in their entirety the Third Amended and Restated Bylaws of the Company in effect immediately prior to adoption of the Fourth Amended and Restated Bylaws.
The Fourth Amended and Restated Bylaws, among other things:
•supplement the procedural mechanics and disclosure requirements relating to shareholder nominations of director candidates and proposals regarding other business in connection with meetings of shareholders (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including without limitation, by:
◦requiring any shareholder submitting a nomination notice to make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and, on request of the Company, to provide reasonable evidence that certain requirements of such rule have been satisfied; and
◦requiring additional background and disclosures regarding proposing shareholders, proposed nominees and business, and other persons related to a shareholder’s solicitation of proxies;
•update the shareholder meeting procedures, including relating to the opening and closing of polls, the authority of the Board and the meeting chair to prescribe rules and regulations governing the conduct of the meeting, and the authority of the meeting chair to adjourn a meeting;
•revise certain procedures and requirements relating to the holding of special meetings of the Company’s shareholders, including requirements for shareholders to request a special meeting of shareholders;
•require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card other than white; and
•incorporate certain other administrative, technical, clarifying, and conforming changes, including with respect to the use of gender neutral terms.
The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Jones Lang LaSalle Incorporated, effective as of December 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2023
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer